                                                                    EXHIBIT 99.3

                          EXPRESS FREIGHT SYSTEMS, INC.

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 2002

                                                                               .
                                                                               .
                                                                               .

                                    CONTENTS

                                                                         PAGE
                                                                        ------
Independent Auditors' Report on the Financial Statement                      1

Balance Sheets
  Assets                                                                     2
  Liabilities and Shareholders' Equity                                       3

Statement of Income                                                          4

Statement of Retained Earnings                                               5

Statement of Cash Flows                                                      6

Notes to Financial Statement                                            7 - 10

Supplementary Information
  Independent Auditors' Report on the Supplementary Information             11

  Schedule of Operating Expenses                                            12

  Schedule of General and Administrative Expenses                           13

                          INDEPENDENT AUDITORS' REPORT
                           ON THE FINANCIAL STATEMENTS

To the Board of Directors and Shareholders
Express Freight Systems, Inc.
Chattanooga, Tennessee

We have audited the accompanying balance sheet of Express Freight Systems, Inc., as of August 31, 2002, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Express Freight Systems, Inc. as of August 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles in the United States of America.

                                           STEPHANS, KUN & CO., P.C.
                                           Certified Public Accountants
                                           May 20, 2004

                                      ~1~

                          EXPRESS FREIGHT SYSTEMS, INC.
                                  BALANCE SHEET
                                 AUGUST 31, 2002

                      ASSETS

Current Assets
  Cash                                           $         -
  Escrow funds - factor                              170,321
  Accounts receivable - trade                         71,688
  Investment                                          18,000
  Related party receivable - net of $2,212,993
    reserve for uncollectibles                       374,010
  Advances - owner operators                         177,688
  Advances - employees                                 3,571
                                                 -----------
      Total current assets                           815,278
                                                 -----------
Fixed Assets
  Vehicles & trailers                              2,425,332
  Operating equipment                                 19,154
  Furniture and fixtures                             274,380
  Automobiles                                         45,406
  Leasehold improvements                             117,068
                                                 -----------
      Total property and equipment                 2,881,340
  Less accumulated depreciation                   (2,353,326)
                                                 -----------
      Net property and equipment                     528,014
                                                 -----------
Other Assets
  Deposits                                             4,808
                                                 -----------
      Total other assets                               4,808
                                                 -----------
Total Assets                                     $ 1,348,100
                                                 ===========

                 See accompanying notes and accountants' report

                                      ~2~

                          EXPRESS FREIGHT SYSTEMS, INC.
                                  BALANCE SHEET
                                 AUGUST 31, 2002

                          LIABILITIES

Current Liabilities
  Cash overdraft                                     $   479,470
  Line of credit                                          90,947
  Current portion of long-term debt                       69,110
  Accounts payable- trade                                393,847
  Accrued expenses                                       832,361
  Escrow payable                                         222,912
  Accrued and withheld payroll taxes                      25,213
                                                     -----------
    Total current liabilities                          2,113,860
                                                     -----------
Long-term debt - net of current portion                        -
                                                     -----------
    Total liabilities                                  2,113,860
                                                     -----------

                    SHAREHOLDERS' EQUITY

Common stock, no par value, 15,000 shares
   authorized, issued and outstanding                     15,000
Retained earnings (deficit)                             (780,760)
                                                     -----------
  Total shareholders' equity (deficit)                  (765,760)
                                                     -----------
Total Liabilities and Shareholders' Equity           $ 1,348,100
                                                     ===========

                 See accompanying notes and accountants' report

                                      ~3~

                          EXPRESS FREIGHT SYSTEMS, INC.
                               STATEMENT OF INCOME
                       FOR THE YEAR ENDED AUGUST 31, 2002

Income
  Trucking revenue                                  $ 18,190,814
  Operating expenses                                  16,638,998
                                                    ------------
    Gross profit on sales                              1,551,816
  General and administrative expenses                  2,158,849
                                                    ------------
    Income (loss) from operations                       (607,033)
                                                    ------------
Other Income (Expense)
  Interest and dividends                                   3,972
  Sub-lease income                                       318,000
  Interest expense                                       (13,086)
  Other income                                             7,014
                                                    ------------
    Total other income (expense)                         315,900
                                                    ------------
  Income (loss) before provision for income taxes       (291,132)
  Provision for income taxes                                   -
                                                    ------------
Net Income (Loss)                                   $   (291,132)
                                                    ============

                 See accompanying notes and accountants' report

                                      ~4~

                          EXPRESS FREIGHT SYSTEMS, INC.
                         STATEMENT OF RETAINED EARNINGS
                       FOR THE YEAR ENDED AUGUST 31, 2002

Retained earnings (deficit) - beginning of year   $(489,628)
   Net income (loss) for the year                  (291,132)
                                                  ---------
Retained earnings (deficit) - end of year         $(780,760)
                                                  =========

                 See accompanying notes and accountants' report

                                      ~5~

                          EXPRESS FREIGHT SYSTEMS, INC.
                             STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED AUGUST 31, 2002

Cash Flows From Operating Activities
  Net income (loss)                                        $(291,132)
  Adjustment to reconcile net income (loss) to
   net cash provided by operating activity:
    Depreciation                                             100,000
    Increase in investment                                   (18,000)
    Change in current assets (increase) decrease
      Accounts receivable                                    (60,371)
      Advances - owner operators                            (181,259)
      Advances - shareholder officers                       (374,010)
      Other current assets                                   (26,082)
    Change in current liabilities increase (decrease)
      Accounts payable                                       254,662
      Other current liabilities                              474,162
                                                           ---------
        Net cash provided (used) by operating activities    (122,030)
                                                           ---------
Cash Flows From Investing Activities
  Capital expenditures                                       (26,767)
                                                           ---------
    Net cash provided (used) by investing activities         (26,767)
                                                           ---------
Cash Flows From Financing Activities
  Net increase in line of credit                              90,947
  Proceeds from borrowings                                   150,375
  Principal payments on long-term debt                       (92,525)
                                                           ---------
    Net cash provided (used) by financing activities         148,797
                                                           ---------
Net increase (decrease) in cash                                    -
Cash at beginning of year                                          -
                                                           ---------
Cash at end of year                                        $       -
                                                           =========
Supplemental Disclosures:
  Interest expense                                         $  13,086
                                                           =========

                 See accompanying notes and accountants' report

                                      ~6~

                          EXPRESS FREIGHT SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENT
                                 AUGUST 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

Express Freight Systems, Inc. was incorporated in Tennessee in April 1988. The Company is an over the road truckload carrier of general commodities, with authority in 48 states. Currently, primary traffic lanes are in the southeastern United States to the west coast, from terminals in Tennessee and California.

Fixed Assets and Depreciation

Fixed assets are stated at cost. Expenditures for maintenance and repairs are charged against operations in the year incurred. Additions and improvements that materially extend the life of assets are capitalized and depreciated over the depreciable lives assigned by the Internal Revenue Service. Depreciation is calculated using straight line and accelerated methods for both financial statements and tax reporting purposes.

When property units are sold, retired or otherwise disposed of, their related cost and accumulated depreciation are removed from the respective accounts.

Depreciation and amortization of property and equipment is provided utilizing both the straight-line and accelerated methods over the estimated useful lives of the respective assets as follows:

Transportation equipment                       3 to 5 years
Furniture, fixtures and other equipment        5 to 7 years

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Advertising

Advertising costs are expensed as incurred.

Accounts Receivable

The Company has elected to record bad debts using the direct write-off method. Generally accepted accounting principles require that the allowance method be used to recognize bad debts, however, the effect of using the direct write-off method is not materially different from the results that would have been obtained under the allowance method.

                                      ~7~

                          EXPRESS FREIGHT SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENT
                                 AUGUST 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. Generally, a net operating loss would create a deferred tax asset that the Company would eventually benefit from. As discussed in Note 9, the Company was subsequently sold and no tax benefit was recognized at the statement date.

NOTE 2 - LONG-TERM DEBT

Long-Term Debt consists of the following at August 31, 2002:

Installment note payable to a bank in monthly
 principal and interest payments of $13,167 through
 January 2003. Interest computed at 8.8% per
 annum. Secured by the general assets of the company.    $64,350

Installment note payable to a bank in monthly
 principal and interest payments of $659 through
 August 2003. Interest computed at 9% per
 annum. Secured by a vehicle.                              4,760
                                                         -------
  Total debt                                              69,110
  Less current portion                                    69,110
                                                         -------
  Total Long-Term Debt                                   $     -
                                                         =======

The Company also has a revolving line of credit from a bank, maximum $100,000, secured by all corporate assets. There is $9,100 available on the line as of August 31, 2002.

NOTE 3 - OPERATING LEASES

The Company leased equipment under various operating leases throughout the year 2002. Rent expense under these lease agreements was $561,888 for the year ended August 31, 2002.

The Company leased office and terminal space in California for $228,960 for the year ended August 31, 2002. The Company also leased office and terminal space in Tennessee as described in Note 6.

Minimum future rental payments under non-cancelable leases having remaining terms in excess of one year as of August 31, 2002 for each year and in the aggregate are as follows:

August 31, 2003            $     756,711
           2004                  481,030
           2005                  194,267
                           -------------
                           $   1,432,008
                           =============

                                      ~8~

                          EXPRESS FREIGHT SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENT
                                 AUGUST 31, 2002

NOTE 3 - OPERATING LEASES - continued

The Company subleases space in their California terminal. $318,000 of sub-lease income was recognized as income for the year ended August 31, 2002.

NOTE 4 - PROFIT SHARING PLAN

The Company adopted a savings plan under Section 401(k) of the Internal Revenue Code in March 1999. The savings plan allows eligible employees to contribute from their compensation on a pre-tax basis. Additionally, the plan includes a 50% Company matching contribution of the employees contribution up to 3%. Profit sharing expense for the year ended August 31, 2002 was $12,750.

NOTE 5 - ACCOUNTS RECEIVABLE

The Company has an asset securitization program with Systran Systems to transfer, with recourse, eligible trade receivables for cash. As receivables transferred by Systran Systems are collected, the Company may transfer additional receivables up to a predetermined limit. The Company has the right and is obligated to repurchase transferred receivables under the program. The Company pays a 1.5% fee on the face amount of each receivable transferred, and paid within 45 days.

    As of August 31, 2002:

Unrestricted accounts receivable      $ 71,688
                                      ========
Escrowed funds with factor            $170,321
                                      ========

NOTE 6 - RELATED PARTY TRANSACTIONS

The Company has sales of $62,724 to related entities for the year ended August 31, 2002.

The Company rents a building from the majority shareholder. Rent expense for the year ended August 31, 2002 was $40,445. There is no formal lease agreement.

The Company has $374,010 due from related party entities and officers/shareholders at August 31, 2002.

NOTE 7 - CONTINGENCIES

The Company has substantial contingencies consisting mostly of litigation in some stage of settlement or legal process. At August 31, 2002, it is not possible to approximate the possible cost of these contingencies. The outcome of this litigation could have a significant effect on the Company's financial statements.

                                      ~9~

                          EXPRESS FREIGHT SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENT
                                 AUGUST 31, 2002

NOTE 8 - MISCELLANEOUS EXPENSE

The Company unsuccessfully defended a lawsuit for lost or stolen freight requiring a $250,000 settlement.

NOTE 9 - SUBSEQUENT EVENT

On April 21, 2004 operating assets of the Company were transferred to an entity owned by the Shareholders of Express Freight Systems and the Company ceased operations as a freight hauler.

                                      ~10~

                          EXPRESS FREIGHT SYSTEMS, INC.

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 2003

                                    CONTENTS

                                                                           PAGE
                                                                          -----
Independent Auditors' Report on the Financial Statement                       1

Balance Sheets
 Assets                                                                       2
 Liabilities and Shareholders' Equity                                         3

Statement of Income                                                           4

Statement of Retained Earnings                                                5

Statement of Cash Flows                                                       6

Notes to Financial Statement                                              7 - 9

Supplementary Information
 Independent Auditors' Report on the Supplementary Information               10

 Schedule of Operating Expenses                                              11

 Schedule of General and Administrative Expenses                             12

                          INDEPENDENT AUDITORS' REPORT
                           ON THE FINANCIAL STATEMENTS

To the Board of Directors and Shareholders
Express Freight Systems, Inc.
Chattanooga, Tennessee

We have audited the accompanying balance sheet of Express Freight Systems, Inc., as of August 31, 2003, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Express Freight Systems, Inc. as of August 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles in the United States of America.

                                                   STEPHANS, KUN & CO., P.C.
                                                   Certified Public Accountants
                                                   May 20, 2004

                          EXPRESS FREIGHT SYSTEMS, INC.
                                  BALANCE SHEET
                                 AUGUST 31, 2003

                         ASSETS
Current Assets
  Cash                                           $         -
  Escrow funds - factor                              168,341
  Accounts receivable - trade                         74,564
  Investment                                          18,000
  Related party receivable - net of $2,212,993
    reserve for uncollectibles                             -
  Advances - owner operators                         223,698
  Advances - employees                                 1,800
                                                 -----------
    Total current assets                             486,404
                                                 -----------
Fixed Assets
  Vehicles & trailers                              2,434,932
  Operating equipment                                 17,137
  Furniture and fixtures                             277,095
  Automobiles                                         45,406
  Leasehold improvements                             117,068
                                                 -----------
    Total property and equipment                   2,891,639
  Less accumulated depreciation                   (2,451,955)
                                                 -----------
    Net property and equipment                       439,684
                                                 -----------
Other Assets
  Deposits                                             4,808
                                                 -----------
    Total other assets                                 4,808
                                                 -----------
Total Assets                                     $   930,896
                                                 ===========

                 See accompanying notes and accountants' report

                                      ~2~

                          EXPRESS FREIGHT SYSTEMS, INC.
                                  BALANCE SHEET
                                 AUGUST 31, 2003

                      LIABILITIES

Current Liabilities
  Cash overdraft                             $   491,610
  Line of credit                                  99,763
  Current portion of long-term debt               56,901
  Accounts payable- trade                        468,060
  Accrued expenses                               765,203
  Escrow payable                                 286,461
  Accrued and withheld payroll taxes              77,300
  Other liabilities                               19,997
                                             -----------
    Total current liabilities                  2,265,295
                                             -----------
Long-term debt - net of current portion                -
                                             -----------
    Total liabilities                          2,265,295
                                             -----------

               SHAREHOLDERS' EQUITY

Common stock, no par value, 15,000 shares
  authorized, issued and outstanding              15,000
Retained earnings (deficit)                   (1,349,399)
                                             -----------
  Total shareholder's equity (deficit)        (1,334,399)
                                             -----------
Total Liabilities and Shareholders' Equity   $   930,896
                                             ===========

                 See accompanying notes and accountants' report

                                      ~3~

                          EXPRESS FREIGHT SYSTEMS, INC.
                               STATEMENT OF INCOME
                       FOR THE YEAR ENDED AUGUST 31, 2003

Income
  Trucking revenue                                    $ 18,303,598
  Operating expenses                                    16,912,376
                                                      ------------
   Gross profit on sales                                 1,391,222
  General and administrative expenses                    2,280,997
                                                      ------------
   Income (loss) from operations                          (889,775)
                                                      ------------

Other Income (Expense)
  Interest and dividends                                        20
  Sub-lease income                                         321,756
  Interest expense                                          (7,934)
  Other income                                               7,294
                                                      ------------
   Total other income (expense)                            321,136
                                                      ------------
  Income (loss) before provision for income taxes         (568,639)
  Provision for income taxes                                     -
                                                      ------------
Net Income (Loss)                                     $   (568,639)
                                                      ============

                 See accompanying notes and accountants' report

                                      ~4~

                          EXPRESS FREIGHT SYSTEMS, INC.
                         STATEMENT OF RETAINED EARNINGS
                       FOR THE YEAR ENDED AUGUST 31, 2003

Retained earnings (deficit) - beginning of year     $  (780,760)
  Net income (loss) for the year                       (568,639)
                                                    -----------
Retained earnings (deficit) - end of year           $(1,349,399)
                                                    ===========

                 See accompanying notes and accountants' report

                                      ~5~

                          EXPRESS FREIGHT SYSTEMS, INC.
                            STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED AUGUST 31, 2003

Cash Flows From Operating Activities
  Net income (loss)                                         $(568,639)
  Adjustment to reconcile net income (loss) to
   net cash provided by operating activity:
   Depreciation                                               129,000
   Change in current assets (increase) decrease
     Accounts receivable                                       (2,876)
     Advances - owner operators                               (44,238)
     Advances - shareholder officers                          374,010
     Other current assets                                       1,980
   Change in current liabilities increase (decrease)
     Accounts payable                                          74,213
     Other current liabilities                                 80,612
                                                            ---------
       Net cash provided (used) by operating activities        44,062
                                                            ---------

Cash Flows From Investing Activities
  Capital expenditures                                        (40,670)
                                                            ---------
   Net cash provided (used) by investing activities           (40,670)
                                                            ---------

Cash Flows From Financing Activities
  Net increase in line of credit                                8,816
  Proceeds from borrowings                                    130,082
  Principal payments on long-term debt                       (142,290)
                                                            ---------
       Net cash provided (used) by financing activities        (3,392)
                                                            ---------

Net increase (decrease) in cash                                     -
Cash at beginning of year                                           -
                                                            ---------
Cash at end of year                                         $       -
                                                            =========
Supplemental Disclosures:
  Interest expense                                          $   7,934
                                                            =========

                 See accompanying notes and accountants' report

                                      ~6~

                          EXPRESS FREIGHT SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENT
                                 AUGUST 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

Express Freight Systems, Inc. was incorporated in Tennessee in April 1988. The Company is an over the road truckload carrier of general commodities, with authority in 48 states. Currently, primary traffic lanes are in the southeastern United States to the west coast, from terminals in Tennessee and California.

Fixed Assets and Depreciation

Fixed assets are stated at cost. Expenditures for maintenance and repairs are charged against operations in the year incurred. Additions and improvements that materially extend the life of assets are capitalized and depreciated over the depreciable lives assigned by the Internal Revenue Service. Depreciation is calculated using straight line and accelerated methods for both financial statements and tax reporting purposes.

When property units are sold, retired or otherwise disposed of, their related cost and accumulated depreciation are removed from the respective accounts.

Depreciation and amortization of property and equipment is provided utilizing both the straight-line and accelerated methods over the estimated useful lives of the respective assets as follows:

Transportation equipment                        3 to 5 years
Furniture, fixtures and other equipment         5 to 7 years

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Advertising

Advertising costs are expensed as incurred.

Accounts Receivable

The Company has elected to record bad debts using the direct write-off method. Generally accepted accounting principles require that the allowance method be used to recognize bad debts, however, the effect of using the direct write-off method is not materially different from the results that would have been obtained under the allowance method.

                                      ~7~

                          EXPRESS FREIGHT SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENT
                                 AUGUST 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. Generally, a net operating loss would create a deferred tax asset that the Company would eventually benefit from. As discussed in Note 8, the Company was subsequently sold and no tax benefit was recognized at the statement date.

NOTE 2 - LONG-TERM DEBT

Long-Term Debt consists of the following at August 31, 2003:

Installment note payable to Gateway Bank in monthly principal and interest payments of $13,080 through December 2003. Interest computed at 7.8% per annum.
  Secured by general assets of the company.                                          $56,901
                                                                                     -------
    Total debt                                                                        56,901
    Less current portion                                                              56,901
                                                                                     -------
    Total Long Term Debt                                                             $     -
                                                                                     =======

The Company also has a revolving line of credit from a bank, maximum $100,000, secured by all corporate assets. There is $-0- available on the line as of August 31, 2003.

NOTE 3 - OPERATING LEASES

The Company leased equipment under various operating leases throughout the year 2003. Rent expense under these lease agreements was $258,372 for the year ended August 31, 2003.

The Company leased office and terminal space in California for $322,000 for the year ended August 31, 2003. The Company also leased office and terminal space in Tennessee as described in Note 6.

Minimum future rental payments under non-cancelable leases having remaining terms in excess of one year as of August 31, 2003 for each year and in the aggregate are as follows:

August 31, 2004         $  481,030
           2005            194,267
                        ----------
                        $  675,297
                        ==========

                                      ~8~

                          EXPRESS FREIGHT SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENT
                                 AUGUST 31, 2003

NOTE 3 - OPERATING LEASES - continued

The Company subleases space in their California terminal. $321,756 of sub-lease income was recognized as income for the year ended August 31, 2003.

NOTE 4 - PROFIT SHARING PLAN

The Company adopted a savings plan under Section 401(k) of the Internal Revenue Code in March 1999. The savings plan allows eligible employees to contribute from their compensation on a pre-tax basis. Additionally, the plan includes a 50% Company matching contribution of the employees contribution up to 3%. Profit sharing expense for the year ended August 31, 2003 was $19,348.

NOTE 5 - ACCOUNTS RECEIVABLE

The Company has an asset securitization program with CBI to transfer, with recourse, eligible trade receivables for cash. As receivables transferred by CBI are collected, the Company may transfer additional receivables up to a predetermined limit. The Company has the right and is obligated to repurchase transferred receivables under the program. The Company pays a 1.5% fee on the face amount of each receivable transferred, and paid within 45 days.

   As of August 31, 2003:

Unrestricted accounts receivable     $ 74,564
                                     ========
Escrowed funds with factor           $168,341
                                     ========

NOTE 6 - RELATED PARTY TRANSACTIONS

The Company rents a building from the majority shareholder. Rent expense for the year ended August 31, 2003 was $38,376. There is no formal lease agreement.

NOTE 7 - CONTINGENCIES

The Company has substantial contingencies consisting mostly of litigation in some stage of settlement or legal process. At August 31, 2003, it is not possible to approximate the possible cost of these contingencies. The outcome of this litigation could have a significant effect on the Company's financial statements.

NOTE 8 - SUBSEQUENT EVENT

On April 21, 2004 operating assets of the Company were transferred to an entity owned by the Shareholders of Express Freight Systems and the Company ceased operations as a freight hauler.

                                      ~9~